Exhibit 99.4

Synacor Qumu Announcement
FAQ’s for Synacor Employees

This document provides important information for Synacor employees in regard to the Qumu Merger.
How do you pronounce Qumu?
Great Question! It’s “coo moo”
Why is Synacor merging with Qumu?
Merging with Qumu is expected to create a SaaS-focused leader in collaboration software. The combination provides strategic opportunities to accelerate revenue growth and enhances financial scale.
Upon closing, Himesh will continue as Chief Executive Officer and Tim Heasley will continue as Chief Financial Officer of the combined company - Synacor. Vern Hanzlik, the CEO of Qumu, will join Synacor as Chief Revenue Officer Software & Services segment.
What are the terms of the agreement?
Synacor and Qumu have agreed to combine in a tax-free, stock-for-stock merger. At the closing, each share of Qumu stock will be exchanged for 1.61 shares of Synacor stock. This exchange ratio will result in Synacor and Qumu shareholders holding about 64.4% and 35.6% of outstanding shares of Synacor at closing, respectively.
How can I find out more information about Qumu and its products?
The website is https://qumu.com/en/. Additionally, Himesh will be holding a town-hall meeting where we can learn more about the merger.
Will this impact my job?
Yes, in that you have new colleagues to meet. No, in that you can keep doing business as usual. Your manager, as always, will provide direction and answers.
Does this impact any of our current openings?
The acquisition does not eliminate the need for any of our open positions- and remember Synacor’s employee referral plan!
If I have specific questions, who should I talk to?

As you know, we have an open-door policy. Feel free to reach out to your manager, Himesh or Human Resources. Again, Himesh will be holding a town-hall meeting to address any questions you may have.
Where are the other Qumu offices located?
Qumu has offices worldwide in Minneapolis, MN, London, UK, Hyderabad, India, & San Bruno, California.
Who will be on the leadership team of the combined company?
Post close, Himesh Bhise will continue as Chief Executive Officer and Tim Heasley as Chief Financial Officer of Synacor. Vern Hanzlik, the CEO of Qumu, will join Synacor as Chief Revenue Officer for the Software & Services segment. The Board of Directors of the combined company will consist of seven directors - three directors to be appointed by Synacor, two directors to be appointed by Qumu and Synacor CEO Himesh Bhise. The reconstituted Board of Directors will conduct a search to identify a new, seventh independent director with software and SaaS experience who is anticipated to serve as Chairperson of the combined company.
Are the Qumu employees going to be added to the intranet/email/etc.?
After the merger is finalized, Qumu will be a wholly-owned subsidiary. All employees will become employees of Synacor and will be integrated into all Synacor systems.
Will any of the Qumu employees be moving to any of the Synacor offices?
We are not requiring anyone to relocate at this time.
What does this mean for employees?
The merger is not yet closed, so there is no job responsibility difference for employees at this time. Leadership teams from both companies are developing a comprehensive integration plan for the merger that will be implemented after the closing, and employees from each company will be participating in this planning and execution process. We will be methodical and thoughtful about decisions relating to organizational changes as we build the combined company with the best people. But, as mentioned, these plans are still being formulated and our deal will not close for several months, so we are not announcing specific plans at this time. We ask for your patience while we develop our plans and communicate them at the appropriate time.
Does this merger affect my job stability?
Synacor is a strong company and merging with Qumu will make us a stronger company.
Will this merger affect my benefits?
The merger will have no immediate effect on Synacor employee benefits.
Will my manager stay the same?
Unless you are advised otherwise, you will continue to report to your current supervisor.
When will this become official?
Until the transaction closes, Synacor and Qumu will remain separate companies, and it will be business as usual for all of us. This will be clearly communicated to all employees once it occurs.

Can we talk about the transaction? What can we say between now and the close of the transaction to our customers, partners, friends, and family?
You can relay to them any publicly available information, such as information included in the press release announcing the merger. It is important, however, to not speculate to anybody outside the company (including via social media such as Facebook, Twitter, or blogs) about the anticipated timing of completion of the merger, what may happen once the merger is complete, or any other non-public information.
If you are going to post about this merger on social media, please use the press release link! https://www.synacor.com/investor-relations/press-releases/press-release-details/2020/Synacor-and-Qumu-Agree-to-Merger-Creating-Global-Leader-in-SaaS-Based-Collaboration-Software/default.aspx
What should I do if somebody from the media or an investor contacts me?
Please do not speak directly to the media or investors on behalf of the company about this deal. It is important that we communicate with one voice. Please forward any inquiries from the media or investors to Rob Fink and Meredith Roth.
Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities law, including, without limitation, financial results of the companies individually or on a combined basis, potential cost savings, timing of the closing of the transaction, potential benefits of the transaction, strategic and operational plans, that are subject to various risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Such statements are subject to risks and uncertainties that include, but are not limited to: (i) Synacor or Qumu may be unable to obtain shareholder approval as required for the merger; (ii) other conditions to the closing of the merger may not be satisfied; (iii) the merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement of the merger on the ability of Synacor or Qumu to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Synacor or Qumu does business, or on Synacor’s or Qumu’s operating results and business generally; (v) Synacor’s or Qumu’s respective businesses may suffer as a result of uncertainty surrounding the merger and disruption of management’s attention due to the merger; (vi) the outcome of any legal proceedings related to the merger; (vii) Synacor or Qumu may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ix) the estimated financial results of each company for 2019 may not be representative of the combined company’s results for 2020 or any future period; (x) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (xi) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Synacor and Qumu are set forth in their respective filings with the Securities and Exchange Commission (SEC), including each of Synacor’s and Qumu’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. The risks and uncertainties described above and in Synacor’s most recent Annual Report on Form 10-K and Qumu’s most recent Annual Report on Form 10-K are not exclusive and further information concerning Synacor and Qumu and their respective businesses, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements. Readers should also carefully review the risk factors described in other documents that Synacor and Qumu file from time to time with the SEC. The forward-looking statements in this communication speak only as of the date hereof. Except as required by law, Synacor assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed merger between Synacor and Qumu, Synacor intends to file a registration statement on Form S-4 containing a joint proxy statement/prospectus of Synacor and Qumu and other documents concerning the proposed merger with the SEC. The definitive proxy statement will be mailed to the shareholders of Synacor and Qumu in advance of the meeting. BEFORE MAKING ANY VOTING DECISION, SYNACOR’S AND QUMU’S RESPECTIVE SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF SYNACOR AND QUMU WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and security holders will be able to obtain a free copy of the joint proxy statement/prospectus and other documents containing important information about Synacor and Qumu, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Synacor and Qumu make available free of charge at www.synacor.com and www.qumu.com, respectively (in the “Investor Relations” and “Investors” sections, respectively), copies of materials they file with, or furnish to, the SEC. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Synacor, Qumu and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the shareholders of Synacor and Qumu in connection with the proposed merger. Information regarding the special interests of these directors and exec utive officers in the proposed merger will be included in the joint proxy statement/prospectus referred to above.

Security holders may also obtain information regarding the names, affiliations and interests of Qumu’s directors and executive officers in Qumu’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on March 15, 2019, the definitive proxy statement for the 2019 Annual Meeting of Shareholders of Qumu filed with the SEC on April 9, 2019, and the additional definitive proxy soliciting materials for Qumu’s 2019 Annual Meeting of Shareholders filed on April 19, 2019.

Security holders may obtain information regarding the names, affiliations and interests of Synacor’s directors and executive officers in Synacor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on March 14, 2019, and the definitive proxy statement for the Synacor 2019 Annual Meeting of Stockholders filed with the SEC on April 5, 2019. To the extent the holdings of Synacor securities by Synacor’s directors and executive officers or the holdings of Qumu securities by Qumu’s directors and executive officers have changed since the amounts set forth in

Synacor’s or Qumu’s respective proxy statement for its 2019 annual meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the interests of such individuals in the proposed merger will be included in the joint proxy statement/prospectus relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge in the manner described above under “Additional Information and Where to Find It”.